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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 15, 2004


                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           NEW YORK                                             11-1362020
        (State or Other                  1-4743              (I.R.S. Employee
Jurisdiction of Incorporation)  (Commission File Number)  Identification Number)


           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)


        Registrant's Telephone Number, including Area Code: 718-392-0200


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 15, 2004, Standard Motor Products, Inc. (the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of such press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

      The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

      99.1 Press release dated November 15, 2004 announcing Standard Motor Products, Inc.'s financial results for the third quarter ended September 30, 2004.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           STANDARD MOTOR PRODUCTS, INC.


                           By: /s/ James J. Burke
                               ------------------
                               James J. Burke
                               Vice President Finance, Chief Financial Officer

Date: November 15, 2004
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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99.1              Press release dated November 15, 2004 announcing Standard
                  Motor Products, Inc.'s financial results for the third quarter ended September 30, 2004.